                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Morgan Stanley Growth Opportunities          Security Description:  Common Stock

Issuer: Renren Inc                                                            Offering Type:  US Registered
                                                                              (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                                                           IN COMPLIANCE
                 REQUIRED INFORMATION                    ANSWER             APPLICABLE RESTRICTION            (YES/NO)
     --------------------------------------------    --------------  ------------------------------------  -------------
 1.  Offering Date                                     05/04/2011    None                                       N/A

 2.  Trade Date                                        05/04/2011    Must be the same as #1                     YES

 3.  Unit Price of Offering                              $14.00      None                                       N/A

 4.  Price Paid per Unit                                 $14.00      Must not exceed #3                         YES

 5.  Years of Issuer's Operations                          3+        Must be at least three years *             YES

 6.  Underwriting Type                                    FIRM       Must be firm                               YES

 7.  Underwriting Spread                                 $0.84       Sub-Adviser determination to be made       YES

 8.  Total Price paid by the Fund                       $393,848     None                                       N/A

 9.  Total Size of Offering                           $743,400,000   None                                       N/A

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by
     the same Sub-Adviser for other investment                       #10 divided by #9
     companies                                        $14,000,000    must not exceed 25% **                     YES

11.  Underwriter(s) from whom the Fund
     purchased (attach a list of ALL syndicate                       Must not include Sub-Adviser
     members)                                        DEUTSCHE BANK   affiliates ***                             YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the
     broker(s) named in #11? ****                         YES        Must be "Yes" or "N/A"                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                              /s/ David Cohen
                              -------------------------------
                              David Cohen

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Morgan Stanley Growth Opportunities          Security Description:  Common Stock

Issuer: LinkedIn Corp.                                                         Offering Type:  US Registered
                                                                              (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                                                           IN COMPLIANCE
                 REQUIRED INFORMATION                    ANSWER             APPLICABLE RESTRICTION            (YES/NO)
     --------------------------------------------    --------------  ------------------------------------  -------------
 1.  Offering Date                                     05/18/2011    None                                       N/A

 2.  Trade Date                                        05/18/2011    Must be the same as #1                     YES

 3.  Unit Price of Offering                              $45.00      None                                       N/A

 4.  Price Paid per Unit                                 $45.00      Must not exceed #3                         YES

 5.  Years of Issuer's Operations                          3+        Must be at least three years *             YES

 6.  Underwriting Type                                    FIRM       Must be firm                               YES

 7.  Underwriting Spread                                 $3.15       Sub-Adviser determination to be made       YES

 8.  Total Price paid by the Fund                       $583,020     None                                       N/A

 9.  Total Size of Offering                           $352,800,000   None                                       N/A

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by
     the same Sub-Adviser for other investment                       #10 divided by #9 must not exceed
     companies                                         $22,500,000   25% **                                     YES

11.  Underwriter(s) from whom the Fund
     purchased (attach a list of ALL syndicate                       Must not include Sub-Adviser
     members)                                          JP MORGAN     affiliates ***                             YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the
     broker(s) named in #11? ****                         YES        Must be "Yes" or "N/A"                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                /s/ David Cohen
                                -------------------------------
                                David Cohen

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Morgan Stanley Growth Opportunities          Security Description:  Common Stock

Issuer: Yandex NV                                                              Offering Type:  US Registered
                                                                              (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                                                           IN COMPLIANCE
                 REQUIRED INFORMATION                    ANSWER             APPLICABLE RESTRICTION            (YES/NO)
     --------------------------------------------    --------------  ------------------------------------  -------------
 1.  Offering Date                                     05/24/2011    None                                       N/A

 2.  Trade Date                                        05/24/2011    Must be the same as #1                     YES

 3.  Unit Price of Offering                              $25.00      None                                       N/A

 4.  Price Paid per Unit                                 $25.00      Must not exceed #3                         YES

 5.  Years of Issuer's Operations                          3+        Must be at least three years *             YES

 6.  Underwriting Type                                    FIRM       Must be firm                               YES

 7.  Underwriting Spread                                 $1.25       Sub-Adviser determination to be made       YES

 8.  Total Price paid by the Fund                       $836,350     None                                       N/A

 9.  Total Size of Offering                          $1,304,352,200  None                                       N/A

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by
     the same Sub-Adviser for other investment                       #10 divided by #9 must not exceed
     companies                                        $55,000,000     25% **                                    YES

11.  Underwriter(s) from whom the Fund
     purchased (attach a list of ALL syndicate                       Must not include Sub-Adviser
     members)                                        DEUTSCHE BANK   affiliates ***                             YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the
     broker(s) named in #11? ****                         YES        Must be "Yes" or "N/A"                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                 /s/ David Cohen
                                 -------------------------------
                                 David Cohen

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Morgan Stanley Growth Opportunities          Security Description:  Common Stock

Issuer: Sun Art Retail Group Ltd                                               Offering Type: Eligible Foreign, 144A
                                                                              (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                                                           IN COMPLIANCE
                 REQUIRED INFORMATION                    ANSWER             APPLICABLE RESTRICTION            (YES/NO)
     --------------------------------------------    --------------- ------------------------------------  -------------
 1.  Offering Date                                      07/08/2011    None                                      N/A

 2.  Trade Date                                         07/08/2011    Must be the same as #1                    YES

 3.  Unit Price of Offering                             HKD 7.20      None                                      N/A

 4.  Price Paid per Unit                                HKD 7.20      Must not exceed #3                        YES

 5.  Years of Issuer's Operations                           3+        Must be at least three years *            YES

 6.  Underwriting Type                                    FIRM        Must be firm                              YES

 7.  Underwriting Spread                                HKD 0.18      Sub-Adviser determination to be made      YES

 8.  Total Price paid by the Fund                       $242,986      None                                      N/A

 9.  Total Size of Offering                          $1,058,329,127   None                                      N/A

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by
     the same Sub-Adviser for other investment                        #10 divided by #9 must not exceed
     companies                                         $4,071,038     25% **                                    YES

11.  Underwriter(s) from whom the Fund
     purchased (attach a list of ALL syndicate                        Must not include Sub-Adviser
     members)                                        UBS SECURITIES   affiliates ***                            YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the
     broker(s) named in #11? ****                          YES        Must be "Yes" or "N/A"                    YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                           /s/ Dennis Lynch
                           -------------------------------
                           Dennis Lynch

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Morgan Stanley Growth Opportunities          Security Description:  Common Stock

Issuer: Dunkin' Brands Group Inc.                                              Offering Type:  US Registered
                                                                              (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                                                              IN COMPLIANCE
                REQUIRED INFORMATION                     ANSWER               APPLICABLE RESTRICTION            (YES/NO)
     --------------------------------------------    -----------------  ------------------------------------  -------------
 1.  Offering Date                                       07/27/2011     None                                       N/A

 2.  Trade Date                                          07/27/2011     Must be the same as #1                     YES

 3.  Unit Price of Offering                               $19.00        None                                       N/A

 4.  Price Paid per Unit                                  $19.00        Must not exceed #3                         YES

 5.  Years of Issuer's Operations                            3+         Must be at least three years *             YES

 6.  Underwriting Type                                     FIRM         Must be firm                               YES

 7.  Underwriting Spread                                  $1.235        Sub-Adviser determination to be made       YES

 8.  Total Price paid by the Fund                        $154,071       None                                       N/A

 9.  Total Size of Offering                            $422,750,000     None                                       N/A

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by
     the same Sub-Adviser for other investment                          #10 divided by #9 must not exceed
     companies                                          $6,650,000      25% **                                     YES

11.  Underwriter(s) from whom the Fund
     purchased (attach a list of ALL syndicate                          Must not include Sub-Adviser
     members)                                        BARCLAYS CAPITAL   affiliates ***                             YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the
     broker(s) named in #11? ****                           YES         Must be "Yes" or "N/A"                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                           /s/ Dennis Lynch
                           -------------------------------
                           Dennis Lynch

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Morgan Stanley Mid Cap Growth                Security Description:  Common Stock

Issuer: Renren Inc.                                                            Offering Type:  US Registered
                                                                              (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                                                           IN COMPLIANCE
                 REQUIRED INFORMATION                    ANSWER             APPLICABLE RESTRICTION            (YES/NO)
     --------------------------------------------    --------------  ------------------------------------  -------------
 1.  Offering Date                                     05/04/2011    None                                       N/A

 2.  Trade Date                                        05/04/2011    Must be the same as #1                     YES

 3.  Unit Price of Offering                              $14.00      None                                       N/A

 4.  Price Paid per Unit                                 $14.00      Must not exceed #3                         YES

 5.  Years of Issuer's Operations                          3+        Must be at least three years *             YES

 6.  Underwriting Type                                    FIRM       Must be firm                               YES

 7.  Underwriting Spread                                 $0.84       Sub-Adviser determination to be made       YES

 8.  Total Price paid by the Fund                       $339,920     None                                       N/A

 9.  Total Size of Offering                           $743,400,000   None                                       N/A

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by
     the same Sub-Adviser for other investment                       #10 divided by #9 must not exceed
     companies                                        $14,000,000    25% **                                     YES

11.  Underwriter(s) from whom the Fund
     purchased (attach a list of ALL syndicate                       Must not include Sub-Adviser
     members)                                        DEUTSCHE BANK   affiliates ***                             YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the
     broker(s) named in #11? ****                         YES        Must be "Yes" or "N/A"                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                           /s/ David Cohen
                           -------------------------------
                           David Cohen

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Morgan Stanley Mid Cap Growth                Security Description:  Common Stock

Issuer: LinkedIn Corp.                                                         Offering Type:  US Registered
                                                                              (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                                                           IN COMPLIANCE
                 REQUIRED INFORMATION                    ANSWER             APPLICABLE RESTRICTION            (YES/NO)
     --------------------------------------------    --------------  ------------------------------------  -------------
 1.  Offering Date                                     05/18/2011    None                                       N/A

 2.  Trade Date                                        05/18/2011    Must be the same as #1                     YES

 3.  Unit Price of Offering                              $45.00      None                                       N/A

 4.  Price Paid per Unit                                 $45.00      Must not exceed #3                         YES

 5.  Years of Issuer's Operations                          3+        Must be at least three years *             YES

 6.  Underwriting Type                                    FIRM       Must be firm                               YES

 7.  Underwriting Spread                                 $3.15       Sub-Adviser determination to be made       YES

 8.  Total Price paid by the Fund                       $505,845     None                                       N/A

 9.  Total Size of Offering                           $352,800,000   None                                       N/A

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by
     the same Sub-Adviser for other investment                       #10 divided by #9 must not exceed
     companies                                         $22,500,000   25% **                                     YES

11.  Underwriter(s) from whom the Fund
     purchased (attach a list of ALL syndicate                       Must not include Sub-Adviser
     members)                                          JP MORGAN     affiliates ***                             YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the        YES        Must be "Yes" or "N/A"                     YES
     broker(s) named in #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                             /s/ David Cohen
                             -------------------------------
                             David Cohen

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Morgan Stanley Mid Cap Growth                Security Description:  Common Stock

Issuer: Yandex NV                                                              Offering Type:  US Registered
                                                                              (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                                                           IN COMPLIANCE
     REQUIRED INFORMATION                                ANSWER             APPLICABLE RESTRICTION            (YES/NO)
     --------------------------------------------    --------------  ------------------------------------  -------------
 1.  Offering Date                                     05/24/2011    None                                       N/A

 2.  Trade Date                                        05/24/2011    Must be the same as #1                     YES

 3.  Unit Price of Offering                              $25.00      None                                       N/A

 4.  Price Paid per Unit                                 $25.00      Must not exceed #3                         YES

 5.  Years of Issuer's Operations                          3+        Must be at least three years *             YES

 6.  Underwriting Type                                    FIRM       Must be firm                               YES

 7.  Underwriting Spread                                 $1.25       Sub-Adviser determination to be made       YES

 8.  Total Price paid by the Fund                       $725,675     None                                       N/A

 9.  Total Size of Offering                          $1,304,352,200  None                                       N/A

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by
     the same Sub-Adviser for other investment                       #10 divided by #9 must not exceed
     companies                                        $55,000,000    25% **                                     YES

11.  Underwriter(s) from whom the Fund
     purchased (attach a list of ALL syndicate                       Must not include Sub-Adviser
     members)                                        DEUTSCHE BANK   affiliates ***                             YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the
     broker(s) named in #11? ****                         YES        Must be "Yes" or "N/A"                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                           /s/ David Cohen
                           -------------------------------
                           David Cohen

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Morgan Stanley Mid Cap Growth                Security Description:  Common Stock

Issuer: Sun Art Retail Group Ltd                                               Offering Type:  Eligible Foreign, 144A
                                                                              (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                                                           IN COMPLIANCE
                 REQUIRED INFORMATION                    ANSWER             APPLICABLE RESTRICTION            (YES/NO)
     --------------------------------------------    --------------  ------------------------------------  -------------
 1.  Offering Date                                      07/08/2011    None                                      N/A

 2.  Trade Date                                         07/08/2011    Must be the same as #1                    YES

 3.  Unit Price of Offering                             HKD 7.20      None                                      N/A

 4.  Price Paid per Unit                                HKD 7.20      Must not exceed #3                        YES

 5.  Years of Issuer's Operations                           3+        Must be at least three years *            YES

 6.  Underwriting Type                                    FIRM        Must be firm                              YES

 7.  Underwriting Spread                                HKD 0.18      Sub-Adviser determination to be made      YES

 8.  Total Price paid by the Fund                       $210,744      None                                      N/A

 9.  Total Size of Offering                          $1,058,329,127   None                                      N/A

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by
     the same Sub-Adviser for other investment                        #10 divided by #9 must not exceed
     companies                                         $4,071,038     25% **                                    YES

11.  Underwriter(s) from whom the Fund
     purchased (attach a list of ALL syndicate                        Must not include Sub-Adviser
     members)                                        UBS SECURITIES   affiliates ***                            YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the
     broker(s) named in #11? ****                          YES        Must be "Yes" or "N/A"                    YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                           /s/ Dennis Lynch
                           -------------------------------
                           Dennis Lynch

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Morgan Stanley Mid Cap Growth                Security Description:  Common Stock

Issuer: Dunkin' Brands Group Inc.                                             Offering Type:  US Registered
                                                                              (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                                                              IN COMPLIANCE
     REQUIRED INFORMATION                                  ANSWER               APPLICABLE RESTRICTION          (YES/NO)
     --------------------------------------------    -----------------  ------------------------------------  -------------
 1.  Offering Date                                       07/27/2011     None                                      N/A

 2.  Trade Date                                          07/27/2011     Must be the same as #1                    YES

 3.  Unit Price of Offering                               $19.00        None                                      N/A

 4.  Price Paid per Unit                                  $19.00        Must not exceed #3                        YES

 5.  Years of Issuer's Operations                            3+         Must be at least three years *            YES

 6.  Underwriting Type                                     FIRM         Must be firm                              YES

 7.  Underwriting Spread                                  $1.235        Sub-Adviser determination to be made      YES

 8.  Total Price paid by the Fund                        $133,684       None                                      N/A

 9.  Total Size of Offering                            $422,750,000     None                                      N/A

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by
     the same Sub-Adviser for other investment          $6,650,000      #10 divided by #9 must not exceed
     companies                                                          25% **                                    YES

11.  Underwriter(s) from whom the Fund
     purchased (attach a list of ALL syndicate                          Must not include Sub-Adviser
     members)                                        BARCLAYS CAPITAL   affiliates ***                            YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the          YES         Must be "Yes" or "N/A"                    YES
     broker(s) named in #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                           /s/ Dennis Lynch
                           -------------------------------
                           Dennis Lynch

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Morgan Stanley Small Company Growth           Security Description:  Common Stock

Issuer: Pandora Media Inc.                                                  Offering Type: US Registered
                                                                            (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                                                         IN COMPLIANCE
                  REQUIRED INFORMATION                  ANSWER            APPLICABLE RESTRICTION            (YES/NO)
     ----------------------------------------------  ------------  ------------------------------------  -------------
 1.  Offering Date                                    06/14/2011   None                                      N/A

 2.  Trade Date                                       06/14/2011   Must be the same as #1                    YES

 3.  Unit Price of Offering                             $16.00     None                                      N/A

 4.  Price Paid per Unit                                $16.00     Must not exceed #3                        YES

 5.  Years of Issuer's Operations                         3+       Must be at least three years *            YES

 6.  Underwriting Type                                   FIRM      Must be firm                              YES

 7.  Underwriting Spread                                $1.12      Sub-Adviser determination to be made      YES

 8.  Total Price paid by the Fund                      $826,192    None                                      N/A

 9.  Total Size of Offering                          $234,944,000  None                                      N/A

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by
     the same Sub-Adviser for other investment                     #10 divided by #9 must not exceed
     companies                                       $11,200,000   25% **                                    YES

11.  Underwriter(s) from whom the Fund
     purchased (attach a list of ALL syndicate                     Must not include Sub-Adviser
     members)                                         JP MORGAN    affiliates ***                            YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to
     the broker(s) named in #11? ****                    YES       Must be "Yes" or "N/A"                    YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                            /s/ David Cohen
                            ---------------------------
                            David  Cohen

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:    Transamerica Morgan Stanley Small Company Growth      Security Description:  Common Stock

Issuer:  Dunkin' Brands Group Inc.                                      Offering Type: US Registered
                                                                        (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                                                              IN COMPLIANCE
                  REQUIRED INFORMATION                    ANSWER               APPLICABLE RESTRICTION            (YES/NO)
     ----------------------------------------------  -----------------  ------------------------------------  -------------
 1.  Offering Date                                       07/27/2011     None                                      N/A

 2.  Trade Date                                          07/27/2011     Must be the same as #1                    YES

 3.  Unit Price of Offering                               $19.00        None                                      N/A

 4.  Price Paid per Unit                                  $19.00        Must not exceed #3                        YES

 5.  Years of Issuer's Operations                            3+         Must be at least three years *            YES

 6.  Underwriting Type                                     FIRM         Must be firm                              YES

 7.  Underwriting Spread                                  $1.235        Sub-Adviser determination to be made      YES

 8.  Total Price paid by the Fund                         $81,225       None                                      N/A

 9.  Total Size of Offering                            $422,750,000     None                                      N/A

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by
     the same Sub-Adviser for other investment                          #10 divided by #9 must not exceed
     companies                                          $6,650,000      25% **                                    YES

11.  Underwriter(s) from whom the Fund
     purchased (attach a list of ALL syndicate                          Must not include Sub-Adviser
     members)                                        BARCLAYS CAPITAL   affiliates ***                            YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to
     the broker(s) named in #11? ****                       YES         Must be "Yes" or "N/A"                    YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                              /s/ Dennis Lynch
                              -----------------------
                              Dennis  Lynch

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:    Transamerica Morgan Stanley Capital Growth      Security Description:  Common Stock

Issuer:  Yandex NV                                                Offering Type: US Registered
                                                                  (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                                                           IN COMPLIANCE
                  REQUIRED INFORMATION                   ANSWER             APPLICABLE RESTRICTION            (YES/NO)
     ----------------------------------------------  --------------  ------------------------------------  --------------
 1.  Offering Date                                     05/24/2011    None                                       N/A

 2.  Trade Date                                        05/24/2011    Must be the same as #1                     YES

 3.  Unit Price of Offering                              $25.00      None                                       N/A

 4.  Price Paid per Unit                                 $25.00      Must not exceed #3                         YES

 5.  Years of Issuer's Operations                          3+        Must be at least three years *             YES

 6.  Underwriting Type                                    FIRM       Must be firm                               YES

 7.  Underwriting Spread                                 $1.25       Sub-Adviser determination to be made       YES

 8.  Total Price paid by the Fund                       $357,550     None                                       N/A

 9.  Total Size of Offering                          $1,304,352,200  None                                       N/A

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by
     the same Sub-Adviser for other investment                       #10 divided by #9 must not exceed
     companies                                        $55,000,000    25% **                                     YES

11.  Underwriter(s) from whom the Fund
     purchased (attach a list of ALL syndicate                       Must not include Sub-Adviser
     members)                                        DEUTSCHE BANK   affiliates ***                             YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to
     the broker(s) named in #11? ****                     YES        Must be "Yes" or "N/A"                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                              /s/ David Cohen
                              -------------------------
                              David  Cohen

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:    Transamerica JPMorgan Core Bond                    Security Description:  ENTERP (4.50%, August 16, 2021, 144A)

Issuer:  ERAC USA Finance Company                                    Offering Type: 144A

                                                                                                                    IN COMPLIANCE
                  REQUIRED INFORMATION                       ANSWER                  APPLICABLE RESTRICTION            (YES/NO)
     ----------------------------------------------  -----------------------  ------------------------------------  -------------
 1.  Offering Date                                          05/09/2011        None                                       YES

 2.  Trade Date                                             05/09/2011        Must be the same as #1                     YES

 3.  Unit Price of Offering                                  $99.536          None                                       YES

 4.  Price Paid per Unit                                     $99.536          Must not exceed #3                         YES

 5.  Years of Issuer's Operations                          MORE THAN 3        Must be at least three years *             YES

 6.  Underwriting Type                                        FIRM            Must be firm                               YES

 7.  Underwriting Spread                                      0.65%           Sub-Adviser determination to be made       YES

 8.  Total Price paid by the Fund                           $174,188          None                                       YES

 9.  Total Size of Offering                               $497,680,000        None

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by                              #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment             $6,006,998         25% **                                     YES
     companies

11.  Underwriter(s) from whom the Fund                                        Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate        BARCLAYS CAPITAL INC.   affiliates ***                             YES
     members)

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to
     the broker(s) named in #11? ****                          YES            Must be "Yes" or "N/A"                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                           /s/ Donna Nascimento
                           --------------------------------------
                           Donna Nascimento, Vice President
                           J.P. Morgan Investment Management, Inc

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:    Transamerica JPMorgan Core Bond           Security Description:  CVS (4.125%, May 15, 2021)

Issuer:  CVS Caremark Corporation                           Offering Type: US Registered

                                                                                                                    IN COMPLIANCE
                  REQUIRED INFORMATION                       ANSWER                  APPLICABLE RESTRICTION            (YES/NO)
     ----------------------------------------------  -----------------------  ------------------------------------  -------------
 1.  Offering Date                                          05/09/2011        None                                       YES

 2.  Trade Date                                             05/09/2011        Must be the same as #1                     YES

 3.  Unit Price of Offering                                  $98.684          None                                       YES

 4.  Price Paid per Unit                                     $98.684          Must not exceed #3                         YES

 5.  Years of Issuer's Operations                          MORE THAN 3        Must be at least three years *             YES

 6.  Underwriting Type                                        FIRM            Must be firm                               YES

 7.  Underwriting Spread                                      0.65%           Sub-Adviser determination to be made       YES

 8.  Total Price paid by the Fund                           $355,262          None                                       YES

 9.  Total Size of Offering                               $542,762,000        None

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by
     the same Sub-Adviser for other investment                                #10 divided by #9 must not exceed
     companies                                             $1,973,680         25% **                                     YES

11.  Underwriter(s) from whom the Fund
     purchased (attach a list of ALL syndicate                                Must not include Sub-Adviser
     members)                                         BARCLAYS CAPITAL INC.   affiliates ***                             YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to
     the broker(s) named in #11? ****                          YES            Must be "Yes" or "N/A"                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                          /s/ Donna Nascimento
                          ---------------------------------------
                          Donna Nascimento, Vice President
                          J.P. Morgan Investment Management, Inc

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:     Transamerica JPMorgan Core Bond                     Security Description:  HART 2011-B A3 (1.04%, September 15, 2015)

Issuer:   Hyundai Auto Receivables Trust 2011-B A3            Offering Type: US Registered

                                                                                                                 IN COMPLIANCE
                  REQUIRED INFORMATION                      ANSWER                APPLICABLE RESTRICTION            (YES/NO)
     ----------------------------------------------  --------------------  ------------------------------------  -------------
 1.  Offering Date                                        05/11/2011       None                                       YES

 2.  Trade Date                                           05/11/2011       Must be the same as #1                     YES

 3.  Unit Price of Offering                                $99.978         None                                       YES

 4.  Price Paid per Unit                                   $99.978         Must not exceed #3                         YES

 5.  Years of Issuer's Operations                        MORE THAN 3       Must be at least three years *             YES

 6.  Underwriting Type                                       FIRM          Must be firm                               YES

 7.  Underwriting Spread                                     0.23%         Sub-Adviser determination to be made       YES

 8.  Total Price paid by the Fund                          $256,945        None                                       YES

 9.  Total Size of Offering                              $276,940,223      None

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by
     the same Sub-Adviser for other investment                             #10 divided by #9 must not exceed
     companies                                            $8,045,263       25% **                                     YES

11.  Underwriter(s) from whom the Fund
     purchased (attach a list of ALL syndicate                             Must not include Sub-Adviser
     members)                                         BOFA MERRILL LYNCH   affiliates ***                             YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to
     the broker(s) named in #11? ****                        YES           Must be "Yes" or "N/A"                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                             /s/ Donna Nascimento
                             --------------------------------------
                             Donna Nascimento, Vice President
                             J.P. Morgan Investment Management, Inc

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:    Transamerica JPMorgan Core Bond                Security Description:  HART 2011-B A4 (1.65%, February 15, 2017)

Issuer:  Hyundai Auto Receivables Trust 2011-B A4       Offering Type: US Registered

                                                                                                                 IN COMPLIANCE
                  REQUIRED INFORMATION                      ANSWER                APPLICABLE RESTRICTION            (YES/NO)
     ----------------------------------------------  --------------------  ------------------------------------  -------------
 1.  Offering Date                                        05/11/2011       None                                       YES

 2.  Trade Date                                           05/11/2011       Must be the same as #1                     YES

 3.  Unit Price of Offering                                $99.979         None                                       YES

 4.  Price Paid per Unit                                   $99.979         Must not exceed #3                         YES

 5.  Years of Issuer's Operations                        MORE THAN 3       Must be at least three years *             YES

 6.  Underwriting Type                                       FIRM          Must be firm                               YES

 7.  Underwriting Spread                                     0.29%         Sub-Adviser determination to be made       YES

 8.  Total Price paid by the Fund                          $287,942        None                                       YES

 9.  Total Size of Offering                              $110,027,792      None

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by
     the same Sub-Adviser for other investment                             #10 divided by #9 must not exceed          YES
     companies                                            $9,928,996       25% **

11.  Underwriter(s) from whom the Fund
     purchased (attach a list of ALL syndicate                             Must not include Sub-Adviser
     members)                                         BOFA MERRILL LYNCH   affiliates ***                             YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to
     the broker(s) named in #11? ****                        YES           Must be "Yes" or "N/A"                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                           /s/ Donna Nascimento
                           ---------------------------------------
                           Donna Nascimento, Vice President
                           J.P. Morgan Investment Management, Inc

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Core Bond                    Security Description:  XRX (4.50%, May 15, 2021)

Issuer: Xerox Corporation                                           Offering Type: US Registered

                                                                                                                       IN COMPLIANCE
                  REQUIRED INFORMATION                         ANSWER                   APPLICABLE RESTRICTION            (YES/NO)
     ----------------------------------------------  --------------------------  ------------------------------------  -------------
 1.  Offering Date                                           05/13/2011          None                                       YES

 2.  Trade Date                                              05/13/2011          Must be the same as #1                     YES

 3.  Unit Price of Offering                                   $99.246            None                                       YES

 4.  Price Paid per Unit                                      $99.246            Must not exceed #3                         YES

 5.  Years of Issuer's Operations                           MORE THAN 3          Must be at least three years *             YES

 6.  Underwriting Type                                          FIRM             Must be firm                               YES

 7.  Underwriting Spread                                        0.65%            Sub-Adviser determination to be made       YES

 8.  Total Price paid by the Fund                             $79,397            None                                       YES

 9.  Total Size of Offering                                 $694,722,000         None

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by
     the same Sub-Adviser for other investment                                   #10 divided by #9 must not exceed
     companies                                               $6,755,675          25% **                                     YES

11.  Underwriter(s) from whom the Fund
     purchased (attach a list of ALL syndicate                                   Must not include Sub-Adviser
     members)                                         CITIGROUP GLOBAL MARKETS   affiliates ***                             YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to
     the broker(s) named in #11? ****                           YES              Must be "Yes" or "N/A"                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                         /s/ Donna Nascimento
                         ---------------------------------------
                         Donna Nascimento, Vice President
                         J.P. Morgan Investment Management, Inc

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:    Transamerica JPMorgan Core Bond          Security Description:  GXP (4.85%, June 1, 2021)

Issuer:  Great Plains Energy Inc.                          Offering Type: US Registered

                                                                                                                 IN COMPLIANCE
                  REQUIRED INFORMATION                      ANSWER                APPLICABLE RESTRICTION            (YES/NO)
     ----------------------------------------------  --------------------  ------------------------------------  -------------
 1.  Offering Date                                        05/16/2011       None                                       YES

 2.  Trade Date                                           05/16/2011       Must be the same as #1                     YES

 3.  Unit Price of Offering                                $99.904         None                                       YES

 4.  Price Paid per Unit                                   $99.904         Must not exceed #3                         YES

 5.  Years of Issuer's Operations                        MORE THAN 3       Must be at least three years *             YES

 6.  Underwriting Type                                       FIRM          Must be firm                               YES

 7.  Underwriting Spread                                     0.65%         Sub-Adviser determination to be made       YES

 8.  Total Price paid by the Fund                          $25,975         None                                       YES

 9.  Total Size of Offering                              $349,664,000      None

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by
     the same Sub-Adviser for other investment                             #10 divided by #9 must not exceed
     companies                                            $2,508,589       25% **                                     YES

11.  Underwriter(s) from whom the Fund
     purchased (attach a list of ALL syndicate                             Must not include Sub-Adviser
     members)                                         BOFA MERRILL LYNCH   affiliates ***                             YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to
     the broker(s) named in #11? ****                        YES           Must be "Yes" or "N/A"                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                              /s/ Donna Nascimento
                              ---------------------------------------
                              Donna Nascimento, Vice President
                              J.P. Morgan Investment Management, Inc

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:    Transamerica JPMorgan Core Bond             Security Description:  BRK (5.40%, June 1, 2041)

Issuer:  Burlington North Santa Fe, LLC                       Offering Type: US Registered

                                                                                                                       IN COMPLIANCE
                  REQUIRED INFORMATION                         ANSWER                   APPLICABLE RESTRICTION            (YES/NO)
     ----------------------------------------------  --------------------------  ------------------------------------  -------------
 1.  Offering Date                                           05/16/2011          None                                       YES

 2.  Trade Date                                              05/16/2011          Must be the same as #1                     YES

 3.  Unit Price of Offering                                   $99.688            None                                       YES

 4.  Price Paid per Unit                                      $99.688            Must not exceed #3                         YES

 5.  Years of Issuer's Operations                           MORE THAN 3          Must be at least three years *             YES

 6.  Underwriting Type                                          FIRM             Must be firm                               YES

 7.  Underwriting Spread                                        0.88%            Sub-Adviser determination to be made       YES

 8.  Total Price paid by the Fund                             $174,454           None                                       YES

 9.  Total Size of Offering                                 $498,440,000         None

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by
     the same Sub-Adviser for other investment                                   #10 divided by #9 must not exceed
     companies                                               $8,406,689          25% **                                     YES

11.  Underwriter(s) from whom the Fund
     purchased (attach a list of ALL syndicate                                   Must not include Sub-Adviser
     members)                                         CITIGROUP GLOBAL MARKETS   affiliates ***                             YES

12.  If the affiliate was lead or co-lead manager,              YES
     was the instruction listed below given to                                   Must be "Yes" or "N/A"                     YES
     the broker(s) named in #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                              /s/ Donna Nascimento
                              ---------------------------------------
                              Donna Nascimento, Vice President
                              J.P. Morgan Investment Management, Inc

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:    Transamerica JPMorgan Core Bond                    Security Description:  CSX (4.25%, June 1, 2021)

Issuer:  CSX Corporation                                             Offering Type: US Registered

                                                                                                                 IN COMPLIANCE
                  REQUIRED INFORMATION                      ANSWER                APPLICABLE RESTRICTION            (YES/NO)
     ----------------------------------------------  --------------------  ------------------------------------  -------------
 1.  Offering Date                                        05/20/2011       None                                       YES

 2.  Trade Date                                           05/20/2011       Must be the same as #1                     YES

 3.  Unit Price of Offering                                $99.499         None                                       YES

 4.  Price Paid per Unit                                   $99.499         Must not exceed #3                         YES

 5.  Years of Issuer's Operations                        MORE THAN 3       Must be at least three years *             YES

 6.  Underwriting Type                                       FIRM          Must be firm                               YES

 7.  Underwriting Spread                                     0.65%         Sub-Adviser determination to be made       YES

 8.  Total Price paid by the Fund                          $64,674         None                                       YES

 9.  Total Size of Offering                              $348,246,500      None

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by          $2,813,832       #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                             25% **                                     YES
     companies

11.  Underwriter(s) from whom the Fund
     purchased (attach a list of ALL syndicate        UBS SECURITIES LLC   Must not include Sub-Adviser
     members)                                                              affiliates ***                             YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to               YES           Must be "Yes" or "N/A"                     YES
     the broker(s) named in #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                 /s/ Donna Nascimento
                                 ---------------------------------------
                                 Donna Nascimento, Vice President
                                 J.P. Morgan Investment Management, Inc

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Core Bond        Security Description:  AON (3.125%, May 27, 2016)

Issuer: Aon Corporation                                 Offering Type: US Registered

                                                                                                                      IN COMPLIANCE
                  REQUIRED INFORMATION                        ANSWER                   APPLICABLE RESTRICTION            (YES/NO)
     ----------------------------------------------  -------------------------  ------------------------------------  -------------
 1.  Offering Date                                           05/24/2011         None                                       YES

 2.  Trade Date                                              05/24/2011         Must be the same as #1                     YES

 3.  Unit Price of Offering                                   $99.959           None                                       YES

 4.  Price Paid per Unit                                      $99.959           Must not exceed #3                         YES

 5.  Years of Issuer's Operations                           MORE THAN 3         Must be at least three years *             YES

 6.  Underwriting Type                                         FIRM             Must be firm                               YES

 7.  Underwriting Spread                                       0.50%            Sub-Adviser determination to be made       YES

 8.  Total Price paid by the Fund                            $234,904           None                                       YES

 9.  Total Size of Offering                                $499,795,000         None

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by                                #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                                  25% **                                     YES
     companies                                              $6,582,300

11.  Underwriter(s) from whom the Fund                                          Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate        MORGAN KEEGAN & COMPANY   affiliates ***                             YES
     members)

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to
     the broker(s) named in #11? ****                           YES             Must be "Yes" or "N/A"                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                            /s/ Donna Nascimento
                            ---------------------------------------
                            Donna Nascimento, Vice President
                            J.P. Morgan Investment Management, Inc

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:     Transamerica JPMorgan Core Bond           Security Description:  HPQ (4.30%, June 1, 2021)

Issuer:   Hewlett Packard Company                            Offering Type: US Registered

                                                                                                                  IN COMPLIANCE
                  REQUIRED INFORMATION                      ANSWER                 APPLICABLE RESTRICTION            (YES/NO)
     ----------------------------------------------  ---------------------  ------------------------------------  -------------
 1.  Offering Date                                         05/25/2011       None                                       YES

 2.  Trade Date                                            05/25/2011       Must be the same as #1                     YES

 3.  Unit Price of Offering                                 $99.799         None                                       YES

 4.  Price Paid per Unit                                    $99.799         Must not exceed #3                         YES

 5.  Years of Issuer's Operations                         MORE THAN 3       Must be at least three years *             YES

 6.  Underwriting Type                                       FIRM           Must be firm                               YES

 7.  Underwriting Spread                                     0.45%          Sub-Adviser determination to be made       YES

 8.  Total Price paid by the Fund                          $199,598         None                                       YES

 9.  Total Size of Offering                             $1,247,487,500      None

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by                            #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                              25% **                                     YES
     companies                                           $21,411,875

11.  Underwriter(s) from whom the Fund                                      Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate        RBS SECURITIES INC.   affiliates ***                             YES
     members)

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to
     the broker(s) named in #11? ****                         YES           Must be "Yes" or "N/A"                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                              /s/ Donna Nascimento
                              ---------------------------------------
                              Donna Nascimento, Vice President
                              J.P. Morgan Investment Management, Inc

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Multi-Managed Balanced       Security Description:  (FSL) IPO

Issuer: Freescale Semiconductor Holdings I, Ltd.  Offering Type: US Registered

                                                                                                                      IN COMPLIANCE
                  REQUIRED INFORMATION                        ANSWER                   APPLICABLE RESTRICTION            (YES/NO)
     ----------------------------------------------  -------------------------  ------------------------------------  -------------
 1.  Offering Date                                           05/26/2011         None                                       YES

 2.  Trade Date                                              05/26/2011         Must be the same as #1                     YES

 3.  Unit Price of Offering                                     $18             None                                       YES

 4.  Price Paid per Unit                                        $18             Must not exceed #3                         YES

 5.  Years of Issuer's Operations                           MORE THAN 3         Must be at least three years *             YES

 6.  Underwriting Type                                          FIRM            Must be firm                               YES

 7.  Underwriting Spread                                       $0.81            Sub-Adviser determination to be made       YES

 8.  Total Price paid by the Fund                             $286,200          None                                       YES

 9.  Total Size of Offering                                 $783,000,000        None

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by                                #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                                  25% **                                     YES
     companies                                              $92,655,000

11.  Underwriter(s) from whom the Fund                DEUTSCHE BANK SECURITIES  Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate                                  affiliates ***                             YES
     members)

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to                  YES             Must be "Yes" or "N/A"                     YES
     the broker(s) named in #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                            /s/ Donna Nascimento
                            ---------------------------------------
                            Donna Nascimento, Vice President
                            J.P. Morgan Investment Management, Inc

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:    Transamerica JPMorgan Long/Short Strategy     Security Description: (FSL) IPO

Issuer:  Freescale Semiconductor Holdings I, Ltd.              Offering Type: US Registered

                                                                                                                      IN COMPLIANCE
                  REQUIRED INFORMATION                        ANSWER                   APPLICABLE RESTRICTION            (YES/NO)
     ----------------------------------------------  -------------------------  ------------------------------------  -------------
 1.  Offering Date                                           05/26/2011         None                                       YES

 2.  Trade Date                                              05/26/2011         Must be the same as #1                     YES

 3.  Unit Price of Offering                                     $18             None                                       YES

 4.  Price Paid per Unit                                        $18             Must not exceed #3                         YES

 5.  Years of Issuer's Operations                           MORE THAN 3         Must be at least three years *             YES

 6.  Underwriting Type                                         FIRM             Must be firm                               YES

 7.  Underwriting Spread                                       $0.81            Sub-Adviser determination to be made       YES

 8.  Total Price paid by the Fund                            $352,800           None                                       YES

 9.  Total Size of Offering                                $783,000,000         None

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by                                #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                                  25% **                                     YES
     companies                                                $92,655,000

11.  Underwriter(s) from whom the Fund
     purchased (attach a list of ALL syndicate       DEUTSCHE BANK SECURITIES   Must not include Sub-Adviser
     members)                                                                   affiliates ***                             YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to
     the broker(s) named in #11? ****                           YES             Must be "Yes" or "N/A"                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                        /s/ Donna Nascimento
                        ---------------------------------------
                        Donna Nascimento, Vice President
                        J.P. Morgan Investment Management, Inc

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Core Bond         Security Description:  NEE (5.125%, June 1, 2041)

Issuer: Florida Power & Light Company                    Offering Type: US Registered

                                                                                                                     IN COMPLIANCE
                  REQUIRED INFORMATION                        ANSWER                  APPLICABLE RESTRICTION            (YES/NO)
     ----------------------------------------------  ------------------------  ------------------------------------  -------------
 1.  Offering Date                                           06/06/2011        None                                       YES

 2.  Trade Date                                              06/06/2011        Must be the same as #1                     YES

 3.  Unit Price of Offering                                   $99.91           None                                       YES

 4.  Price Paid per Unit                                      $99.91           Must not exceed #3                         YES

 5.  Years of Issuer's Operations                           MORE THAN 3        Must be at least three years *             YES

 6.  Underwriting Type                                         FIRM            Must be firm                               YES

 7.  Underwriting Spread                                       0.88%           Sub-Adviser determination to be made       YES

 8.  Total Price paid by the Fund                             $88,920          None                                       YES

 9.  Total Size of Offering                                $249,775,000        None

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by                               #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                                 25% **                                     YES
     companies                                                $6,715,950

11.  Underwriter(s) from whom the Fund
     purchased (attach a list of ALL syndicate        BNP PARIBAS SECURITIES   Must not include Sub-Adviser               YES
     members)                                                                  affiliates ***

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to
     the broker(s) named in #11? ****                           YES            Must be "Yes" or "N/A"                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                          /s/ Donna Nascimento
                          ---------------------------------------
                          Donna Nascimento, Vice President
                          J.P. Morgan Investment Management, Inc

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Core Bond           Security Description:  CTL (6.45%, June 15, 2021)

Issuer: CenturyLink, Inc.                                  Offering Type: US Registered

                                                                                                                    IN COMPLIANCE
                  REQUIRED INFORMATION                       ANSWER                  APPLICABLE RESTRICTION            (YES/NO)
     ----------------------------------------------  -----------------------  ------------------------------------  -------------
 1.  Offering Date                                          06/09/2011        None                                       YES

 2.  Trade Date                                             06/09/2011        Must be the same as #1                     YES

 3.  Unit Price of Offering                                  $99.659          None                                       YES

 4.  Price Paid per Unit                                     $99.659          Must not exceed #3                         YES

 5.  Years of Issuer's Operations                          MORE THAN 3        Must be at least three years *             YES

 6.  Underwriting Type                                        FIRM            Must be firm                               YES

 7.  Underwriting Spread                                      0.80%           Sub-Adviser determination to be made       YES

 8.  Total Price paid by the Fund                           $538,159          None                                       YES

 9.  Total Size of Offering                              $1,245,737,500       None

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by
     the same Sub-Adviser for other investment             $15,148,168        #10 divided by #9 must not exceed
     companies                                                                25% **                                     YES

11.  Underwriter(s) from whom the Fund
      purchased (attach a list of ALL syndicate       BARCLAYS CAPITAL INC.   Must not include Sub-Adviser               YES
     members)                                                                 affiliates ***

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to                 YES            Must be "Yes" or "N/A"                     YES
     the broker(s) named in #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                           /s/ Donna Nascimento
                           ---------------------------------------
                           Donna Nascimento, Vice President
                           J.P. Morgan Investment Management, Inc

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:    Transamerica JPMorgan Core Bond         Security Description:  DISCA (4.375%, June 15, 2021)

Issuer:  Discovery Communications                         Offering Type: US Registered

                                                                                                                       IN COMPLIANCE
                  REQUIRED INFORMATION                         ANSWER                   APPLICABLE RESTRICTION            (YES/NO)
     ----------------------------------------------  --------------------------  ------------------------------------  -------------
 1.  Offering Date                                           06/13/2011          None                                       YES

 2.  Trade Date                                              06/13/2011          Must be the same as #1                     YES

 3.  Unit Price of Offering                                   $99.377            None                                       YES

 4.  Price Paid per Unit                                      $99.377            Must not exceed #3                         YES

 5.  Years of Issuer's Operations                           MORE THAN 3          Must be at least three years *             YES

 6.  Underwriting Type                                          FIRM             Must be firm                               YES

 7.  Underwriting Spread                                        0.65%            Sub-Adviser determination to be made       YES

 8.  Total Price paid by the Fund                             $341,857           None                                       YES

 9.  Total Size of Offering                                 $645,950,500         None

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by                                 #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                                   25% **                                     YES
     companies                                                  $10,813,211

11.  Underwriter(s) from whom the Fund                CITIGROUP GLOBAL MARKETS   Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate                                   affiliates ***                             YES
     members)

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to                  YES              Must be "Yes" or "N/A"                     YES
      the broker(s) named in #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                            /s/ Donna Nascimento
                            ---------------------------------------
                            Donna Nascimento, Vice President
                            J.P. Morgan Investment Management, Inc

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:    Transamerica JPMorgan Core Bond           Security Description:  F (3.984%, June 15, 2016, 144A)

Issuer:  Fuel Trust Series 2011-2                           Offering Type: 144A

                                                                                                                 IN COMPLIANCE
                  REQUIRED INFORMATION                      ANSWER                APPLICABLE RESTRICTION            (YES/NO)
     ----------------------------------------------  --------------------  ------------------------------------  -------------
 1.  Offering Date                                        06/14/2011       None                                       YES

 2.  Trade Date                                           06/14/2011       Must be the same as #1                     YES

 3.  Unit Price of Offering                                  $100          None                                       YES

 4.  Price Paid per Unit                                     $100          Must not exceed #3                         YES

 5.  Years of Issuer's Operations                        MORE THAN 3       Must be at least three years *             YES

 6.  Underwriting Type                                       FIRM          Must be firm                               YES

 7.  Underwriting Spread                                     0.90%         Sub-Adviser determination to be made       YES

 8.  Total Price paid by the Fund                          $555,000        None                                       YES

 9.  Total Size of Offering                              $991,000,000      None

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by
     the same Sub-Adviser for other investment                             #10 divided by #9 must not exceed
     companies                                           $30,630,000       25% **                                     YES

11.  Underwriter(s) from whom the Fund
     purchased (attach a list of ALL syndicate                             Must not include Sub-Adviser
     members)                                         BOFA MERRILL LYNCH   affiliates ***                             YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to
     the broker(s) named in #11? ****                        YES           Must be "Yes" or "N/A"                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                            /s/ Donna Nascimento
                            ---------------------------------------
                            Donna Nascimento, Vice President
                            J.P. Morgan Investment Management, Inc

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:     Transamerica JPMorgan Long/Short Strategy     Security Description:  (PLD) Secondary

Issuer:   Prologis, Inc. (PLD) Secondary                         Offering Type: US Registered

                                                                                                                     IN COMPLIANCE
                  REQUIRED INFORMATION                        ANSWER                  APPLICABLE RESTRICTION           (YES/NO)
     ----------------------------------------------  ------------------------  ------------------------------------  -------------
 1.  Offering Date                                          06/23/2011         None                                       YES

 2.  Trade Date                                             06/23/2011         Must be the same as #1                     YES

 3.  Unit Price of Offering                                   $33.50           None                                       YES

 4.  Price Paid per Unit                                      $33.50           Must not exceed #3                         YES

 5.  Years of Issuer's Operations                          MORE THAN 3         Must be at least three years *             YES

 6.  Underwriting Type                                         FIRM            Must be firm                               YES

 7.  Underwriting Spread                                      $1.26            Sub-Adviser determination to be made       YES

 8.  Total Price paid by the Fund                            $211,050          None                                       YES

 9.  Total Size of Offering                               $1,005,000,000       None

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by
     the same Sub-Adviser for other investment                                 #10 divided by #9 must not exceed
     companies                                             $50,843,922         25% **                                     YES

11.  Underwriter(s) from whom the Fund
     purchased (attach a list of ALL syndicate       MERRILL LYNCH & CO INC.   Must not include Sub-Adviser
     members)                                                                  affiliates ***                             YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to
     the broker(s) named in #11? ****                          YES             Must be "Yes" or "N/A"                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                             /s/ Donna Nascimento
                             ---------------------------------------
                             Donna Nascimento, Vice President
                             J.P. Morgan Investment Management, Inc

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:    Transamerica JPMorgan Core Bond              Security Description: FORDL 2011-A A2 (0.74%,September 15, 2013)

Issuer:  Ford Credit Auto Lease Trust 2011-A A2        Offering Type: US Registered

                                                                                                                       IN COMPLIANCE
                 REQUIRED INFORMATION                      ANSWER               APPLICABLE RESTRICTION                    (YES/NO)
     --------------------------------------------    -----------------  ------------------------------------           -------------
 1.  Offering Date                                           06/29/2011          None                                  YES

 2.  Trade Date                                              06/29/2011          Must be the same as #1                YES

 3.  Unit Price of Offering                                   $99.992            None                                  YES

 4.  Price Paid per Unit                                      $99.992            Must not exceed #3                    YES

 5.  Years of Issuer's Operations                           MORE THAN 3          Must be at least three years *        YES

 6.  Underwriting Type                                          FIRM             Must be firm                          YES

 7.  Underwriting Spread                                        0.20%            Sub-Adviser determination to be made  YES

 8.  Total Price paid by the Fund                            $1,799,859          None                                  YES

 9.  Total Size of Offering                                 $389,969,424         None

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by                                 #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                                   25% **                                YES
     companies                                               $16,798,683

11.  Underwriter(s) from whom the Fund
     purchased (attach a list of ALL syndicate        DEUTSCHE BANK SECURITIES   Must not include Sub-Adviser          YES
     members)                                                                    affiliates ***

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the              YES              Must be "Yes" or "N/A"                YES
     broker(s) named in #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                        /s/ Donna Nascimento
                        ---------------------------------------
                        Donna Nascimento, Vice President
                        J.P. Morgan Investment Management, Inc

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:    Transamerica JPMorgan Core Bond    Security Description:  LMT (2.125%,September 15, 2016)

Issuer:  Lockheed Martin Corp.              Offering Type: US Registered

                                                                                                                       IN COMPLIANCE
                 REQUIRED INFORMATION                          ANSWER                   APPLICABLE RESTRICTION            (YES/NO)
     --------------------------------------------    -------------------------   ------------------------------------  -------------
 1.  Offering Date                                           09/06/2011          None                                  YES

 2.  Trade Date                                              09/06/2011          Must be the same as #1                YES

 3.  Unit Price of Offering                                   $99.924            None                                  YES

 4.  Price Paid per Unit                                      $99.924            Must not exceed #3                    YES

 5.  Years of Issuer's Operations                           MORE THAN 3          Must be at least three years *        YES

 6.  Underwriting Type                                          FIRM             Must be firm                          YES

 7.  Underwriting Spread                                       0.35%             Sub-Adviser determination to be made  YES

 8.  Total Price paid by the Fund                             $319,757           None                                  YES

 9.  Total Size of Offering                                 $499,620,000         None

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by                                 #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                                   25% **                                YES
     companies                                               $11,457,286

11.  Underwriter(s) from whom the Fund                CITIGROUP GLOBAL MARKETS   Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate                                   affiliates ***                        YES
     members)

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the              YES              Must be "Yes" or "N/A"                YES
     broker(s) named in #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                              /s/ Donna Nascimento
                              ---------------------------------------
                              Donna Nascimento, Vice President
                              J.P. Morgan Investment Management, Inc

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:    Transamerica JPMorgan Core Bond    Security Description: LMT (4.85%,September 15, 2041)

Issuer:  Lockheed Martin Corp.              Offering Type: US Registered

                                                                                                                       IN COMPLIANCE
     REQUIRED INFORMATION                                      ANSWER                   APPLICABLE RESTRICTION            (YES/NO)
     --------------------------------------------    -------------------------   ------------------------------------  -------------
 1.  Offering Date                                            09/06/2011         None                                  YES

 2.  Trade Date                                               09/06/2011         Must be the same as #1                YES

 3.  Unit Price of Offering                                    $99.279           None                                  YES

 4.  Price Paid per Unit                                       $99.279           Must not exceed #3                    YES

 5.  Years of Issuer's Operations                            MORE THAN 3         Must be at least three years *        YES

 6.  Underwriting Type                                          FIRM             Must be firm                          YES

 7.  Underwriting Spread                                        0.88%            Sub-Adviser determination to be made  YES

 8.  Total Price paid by the Fund                             $188,630           None                                  YES

 9.  Total Size of Offering                                 $595,674,000         None

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by                                 #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                                   25% **                                YES
     companies                                              $14,966,309

11.  Underwriter(s) from whom the Fund                CITIGROUP GLOBAL MARKETS   Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate                                   affiliates ***                        YES
     members)

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the               YES             Must be "Yes" or "N/A"                YES
     broker(s) named in #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                           /s/ Donna Nascimento
                           ---------------------------------------
                           Donna Nascimento, Vice President
                           J.P.  Morgan  Investment  Management,  Inc

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:    Transamerica JPMorgan Core Bond    Security Description:  TWC (5.50%,September 1, 2041)

Issuer:  Time Warner Cable Inc.             Offering Type: US Registered

                                                                                                                 IN COMPLIANCE
                 REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION            (YES/NO)
     --------------------------------------------    -------------------   ------------------------------------  -------------
 1.  Offering Date                                         09/07/2011      None                                  YES

 2.  Trade Date                                            09/07/2011      Must be the same as #1                YES

 3.  Unit Price of Offering                                 $98.216        None                                  YES

 4.  Price Paid per Unit                                    $98.216        Must not exceed #3                    YES

 5.  Years of Issuer's Operations                         MORE THAN 3      Must be at least three years *        YES

 6.  Underwriting Type                                       FIRM          Must be firm                          YES

 7.  Underwriting Spread                                     0.88%         Sub-Adviser determination to be made  YES

 8.  Total Price paid by the Fund                          $381,078        None                                  YES

 9.  Total Size of Offering                             $1,227,700,000     None

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by                           #10 divided by #9 must not exceed     YES
     the same Sub-Adviser for other investment                             25% **
     companies                                            $10,959,923

11.  Underwriter(s) from whom the Fund
     purchased (attach a list of ALL syndicate        BOFA MERRILL LYNCH   Must not include Sub-Adviser          YES
     members)                                                              affiliates ***

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the            YES          Must be "Yes" or "N/A"                YES
     broker(s) named in #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                           /s/ Donna Nascimento
                           ---------------------------------------
                           Donna Nascimento, Vice President
                           J.P. Morgan Investment Management, Inc

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:    Transamerica JPMorgan Core Bond    Security Description:  FRTEL (2.75%,September 14, 2016)

Issuer:  France Telecom                     Offering Type: US Registered

                                                                                                                 IN COMPLIANCE
                 REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION            (YES/NO)
     --------------------------------------------    -------------------   ------------------------------------  -------------
 1.  Offering Date                                         09/07/2011      None                                  YES

 2.  Trade Date                                            09/07/2011      Must be the same as #1                YES

 3.  Unit Price of Offering                                 $99.468        None                                  YES

 4.  Price Paid per Unit                                    $99.468        Must not exceed #3                    YES

 5.  Years of Issuer's Operations                         MORE THAN 3      Must be at least three years *        YES

 6.  Underwriting Type                                       FIRM          Must be firm                          YES

 7.  Underwriting Spread                                     0.35%         Sub-Adviser determination to be made  YES

 8.  Total Price paid by the Fund                          $348,138        None                                  YES

 9.  Total Size of Offering                              $994,680,000      None

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by                           #10 divided by #9 must not exceed     YES
     the same Sub-Adviser for other investment                             25% **
     companies                                            $6,336,112

11.  Underwriter(s) from whom the Fund                BOFA MERRILL LYNCH   Must not include Sub-Adviser          YES
     purchased (attach a list of ALL syndicate                             affiliates ***
     members)

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the            YES          Must be "Yes" or "N/A"                YES
     broker(s) named in #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                              /s/ Donna Nascimento
                              ---------------------------------------
                              Donna Nascimento, Vice President
                              J.P. Morgan Investment Management, Inc

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:    Transamerica JPMorgan Core Bond         Security Description:  DAIGR (2.625%, September 15, 2016, 144A)

Issuer:  Daimler Finance North America LLC       Offering Type: 144A

                                                                                                                       IN COMPLIANCE
                 REQUIRED INFORMATION                          ANSWER                   APPLICABLE RESTRICTION            (YES/NO)
     --------------------------------------------    -------------------------   ------------------------------------  -------------
 1.  Offering Date                                            09/07/2011         None                                  YES

 2.  Trade Date                                               09/07/2011         Must be the same as #1                YES

 3.  Unit Price of Offering                                    $99.35            None                                  YES

 4.  Price Paid per Unit                                       $99.35            Must not exceed #3                    YES

 5.  Years of Issuer's Operations                            MORE THAN 3         Must be at least three years *        YES

 6.  Underwriting Type                                          FIRM             Must be firm                          YES

 7.  Underwriting Spread                                        0.30%            Sub-Adviser determination to be made  YES

 8.  Total Price paid by the Fund                             $772,943           None                                  YES

 9.  Total Size of Offering                                $1,092,850,000        None

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by                                 #10 divided by #9 must not exceed     YES
     the same Sub-Adviser for other investment                                   25% **
     companies                                              $8,477,536

11.  Underwriter(s) from whom the Fund                DEUTSCHE BANK SECURITIES   Must not include Sub-Adviser          YES
     purchased (attach a list of ALL syndicate                                   affiliates ***
     members)

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the               YES             Must be "Yes" or "N/A"                YES
     broker(s) named in #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                             /s/ Donna Nascimento
                             ---------------------------------------
                             Donna Nascimento, Vice President
                             J.P. Morgan Investment Management, Inc

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:    Transamerica JPMorgan Core Bond    Security Description: SLB (3.30%, September 14, 2021, 144A)

Issuer:  Schlumberger Investment SA         Offering Type: 144A

                                                                                                                       IN COMPLIANCE
                 REQUIRED INFORMATION                          ANSWER                   APPLICABLE RESTRICTION            (YES/NO)
     --------------------------------------------    -------------------------   ------------------------------------  -------------
 1.  Offering Date                                           09/07/2011          None                                  YES

 2.  Trade Date                                              09/07/2011          Must be the same as #1                YES

 3.  Unit Price of Offering                                   $99.679            None                                  YES

 4.  Price Paid per Unit                                      $99.679            Must not exceed #3                    YES

 5.  Years of Issuer's Operations                           MORE THAN 3          Must be at least three years *        YES

 6.  Underwriting Type                                          FIRM             Must be firm                          YES

 7.  Underwriting Spread                                        0.45%            Sub-Adviser determination to be made  YES

 8.  Total Price paid by the Fund                             $342,896           None                                  YES

 9.  Total Size of Offering                                $1,594,864,000        None

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by                                 #10 divided by #9 must not exceed     YES
     the same Sub-Adviser for other investment                                   25% **
     companies                                              $11,029,481

11.  Underwriter(s) from whom the Fund                CITIGROUP GLOBAL MARKETS   Must not include Sub-Adviser          YES
     purchased (attach a list of ALL syndicate                                   affiliates ***
     members)

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the              YES              Must be "Yes" or "N/A"                YES
      broker(s) named in #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                             /s/ Donna Nascimento
                             ---------------------------------------
                             Donna Nascimento,  Vice  President
                             J.P. Morgan Investment Management, Inc

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:    Transamerica JPMorgan Core Bond             Security Description: AMCAR2011-4 A2(0.92%, March 9, 2015)

Issuer:  AmeriCredit Receivables Trust 2011-4 A2     Offering Type: US Registered

                                                                                                                       IN COMPLIANCE
     REQUIRED INFORMATION                                      ANSWER                   APPLICABLE RESTRICTION            (YES/NO)
     --------------------------------------------    -------------------------   ------------------------------------  -------------
 1.  Offering Date                                            09/08/2011         None                                  YES

 2.  Trade Date                                               09/08/2011         Must be the same as #1                YES

 3.  Unit Price of Offering                                    $99.993           None                                  YES

 4.  Price Paid per Unit                                       $99.993           Must not exceed #3                    YES

 5.  Years of Issuer's Operations                            MORE THAN 3         Must be at least three years *        YES

 6.  Underwriting Type                                          FIRM             Must be firm                          YES

 7.  Underwriting Spread                                        0.25%            Sub-Adviser determination to be made  YES

 8.  Total Price paid by the Fund                             $666,959           None                                  YES

 9.  Total Size of Offering                                 $294,981,946         None

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by                                 #10 divided by #9 must not exceed     YES
     the same Sub-Adviser for other investment                                   25% **
     companies                                               $13,239,190

11.  Underwriter(s) from whom the Fund                DEUTSCHE BANK SECURITIES   Must not include Sub-Adviser          YES
     purchased (attach a list of ALL syndicate                                   affiliates ***
     members)

12.  If the affiliate was lead or co-lead manager,               YES
     was the instruction listed below given to the                               Must be "Yes" or "N/A"                YES
      broker(s) named in #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                              /s/ Donna Nascimento
                              ---------------------------------------
                              Donna Nascimento, Vice President
                              J.P. Morgan Investment Management, Inc

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:    Transamerica JPMorgan Core Bond          Security Description: AMCAR 2011-4 A3 (1.17%, May 9, 2016)

Issuer:  AmeriCredit Receivables Trust 2011-4 A3  Offering Type: US Registered

                                                                                                                       IN COMPLIANCE
                 REQUIRED INFORMATION                          ANSWER                   APPLICABLE RESTRICTION            (YES/NO)
     --------------------------------------------    -------------------------   ------------------------------------  -------------
 1.  Offering Date                                            09/08/2011         None                                  YES

 2.  Trade Date                                               09/08/2011         Must be the same as #1                YES

 3.  Unit Price of Offering                                    $99.997           None                                  YES

 4.  Price Paid per Unit                                       $99.997           Must not exceed #3                    YES

 5.  Years of Issuer's Operations                            MORE THAN 3         Must be at least three years *        YES

 6.  Underwriting Type                                          FIRM             Must be firm                          YES

 7.  Underwriting Spread                                        0.35%            Sub-Adviser determination to be made  YES

 8.  Total Price paid by the Fund                            $1,884,954          None                                  YES

 9.  Total Size of Offering                                 $178,073,655         None

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by             $26,934,343         #10 divided by #9 must not exceed     YES
     the same Sub-Adviser for other investment                                   25% **
     companies

11.  Underwriter(s) from whom the Fund                DEUTSCHE BANK SECURITIES   Must not include Sub-Adviser          YES
     purchased (attach a list of ALL syndicate                                   affiliates ***
     members)

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the               YES             Must be "Yes" or "N/A"                YES
     broker(s) named in #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                          /s/ Donna Nascimento
                          ---------------------------------------
                          Donna Nascimento, Vice President
                          J.P. Morgan Investment Management, Inc

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:    Transamerica JPMorgan Core Bond    Security Description:  FLR (3.375%, September 15, 2021)

Issuer:  Fluor Corporation                  Offering Type: US Registered

                                                                                                                 IN COMPLIANCE
                 REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION            (YES/NO)
     ---------------------------------------------   -------------------   ------------------------------------  -------------
 1.  Offering Date                                        09/08/2011       None                                       YES

 2.  Trade Date                                           09/08/2011       Must be the same as #1                     YES

 3.  Unit Price of Offering                                $99.119         None                                       YES

 4.  Price Paid per Unit                                   $99.119         Must not exceed #3                         YES

 5.  Years of Issuer's Operations                        MORE THAN 3       Must be at least three years *             YES

 6.  Underwriting Type                                      FIRM           Must be firm                               YES

 7.  Underwriting Spread                                     0.65%         Sub-Adviser determination to be made       YES

 8.  Total Price paid by the Fund                         $542,181         None                                       YES

 9.  Total Size of Offering                             $495,595,000       None

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by                           #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment           $8,973,243        25% **                                     YES
     companies

11.  Underwriter(s) from whom the Fund
     purchased (attach a list of ALL syndicate                             Must not include Sub-Adviser
     members)                                        BOFA MERRILL LYNCH    affiliates ***                             YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the
     broker(s) named in #11? ****                            YES           Must be "Yes" or "N/A"                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                        /s/ Donna Nascimento
                        ---------------------------------------
                        Donna Nascimento,  Vice  President
                        J.P. Morgan Investment Management, Inc

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:    Transamerica JPMorgan Core Bond    Security Description:  PGN (3.00%,September 15, 2021)

Issuer:  Progress Energy Carolinas, Inc.    Offering Type: US Registered

                                                                                                                 IN COMPLIANCE
                 REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION            (YES/NO)
     ---------------------------------------------   -------------------   ------------------------------------  -------------
 1.  Offering Date                                        09/12/2011       None                                       YES

 2.  Trade Date                                           09/12/2011       Must be the same as #1                     YES

 3.  Unit Price of Offering                                $99.828         None                                       YES

 4.  Price Paid per Unit                                   $99.828         Must not exceed #3                         YES

 5.  Years of Issuer's Operations                        MORE THAN 3       Must be at least three years *             YES

 6.  Underwriting Type                                       FIRM          Must be firm                               YES

 7.  Underwriting Spread                                    0.65%          Sub-Adviser determination to be made       YES

 8.  Total Price paid by the Fund                          $608,951        None                                       YES

 9.  Total Size of Offering                              $499,140,000      None

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by
     the same Sub-Adviser for other investment                             #10 divided by #9 must not exceed
     companies                                            $5,255,944       25% **                                     YES

11.  Underwriter(s) from whom the Fund
     purchased (attach a list of ALL syndicate                             Must not include Sub-Adviser
     members)                                         BOFA MERRILL LYNCH   affiliates ***                             YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the
     broker(s) named in #11? ****                            YES           Must be "Yes" or "N/A"                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                        /s/ Donna Nascimento
                        ----------------------------------------------
                        Donna  Nascimento,  Vice  President
                        J.P.  Morgan  Investment  Management,  Inc

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:    Transamerica JPMorgan Core Bond    Security Description:  PNC (2.70%, September 19, 2016)

Issuer:  PNC Funding Corp                   Offering Type: US Registered


                                                                                                                 IN COMPLIANCE
                 REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION            (YES/NO)
     ---------------------------------------------   -------------------   ------------------------------------  -------------
 1.  Offering Date                                        09/14/2011       None                                       YES

 2.  Trade Date                                           09/14/2011       Must be the same as #1                     YES

 3.  Unit Price of Offering                                $99.879         None                                       YES

 4.  Price Paid per Unit                                   $99.879         Must not exceed #3                         YES

 5.  Years of Issuer's Operations                        MORE THAN 3       Must be at least three years *             YES

 6.  Underwriting Type                                       FIRM          Must be firm                               YES

 7.  Underwriting Spread                                    0.35%          Sub-Adviser determination to be made       YES

 8.  Total Price paid by the Fund                          $719,129        None                                       YES

 9.  Total Size of Offering                             $1,248,487,500     None

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by
     the same Sub-Adviser for other investment                             #10 divided by #9 must not exceed
     companies                                           $23,940,996       25% **                                     YES

11.  Underwriter(s) from whom the Fund
     purchased (attach a list of ALL syndicate                             Must not include Sub-Adviser
     members)                                         BOFA MERRILL LYNCH   affiliates ***                             YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the
      broker(s) named in #11? ****                           YES           Must be "Yes" or "N/A"                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                        /s/ Donna Nascimento
                        ---------------------------------------------
                        Donna  Nascimento,  Vice  President
                        J.P.  Morgan  Investment  Management,  Inc

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:    Transamerica JPMorgan Core Bond    Security Description:  SO (5.15%,September 15, 2041)

Issuer:  Southern Power Company             Offering Type: US Registered

                                                                                                                 IN COMPLIANCE
                 REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION            (YES/NO)
     ---------------------------------------------   -------------------   ------------------------------------  -------------
 1.  Offering Date                                        09/14/2011        None                                      YES

 2.  Trade Date                                           09/14/2011        Must be the same as #1                    YES

 3.  Unit Price of Offering                                $99.547          None                                      YES

 4.  Price Paid per Unit                                   $99.547          Must not exceed #3                        YES

 5.  Years of Issuer's Operations                        MORE THAN 3        Must be at least three years *            YES

 6.  Underwriting Type                                       FIRM           Must be firm                              YES

 7.  Underwriting Spread                                    0.88%           Sub-Adviser determination to be made      YES

 8.  Total Price paid by the Fund                          $179,185         None                                      YES

 9.  Total Size of Offering                              $298,641,000       None

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by
     the same Sub-Adviser for other investment                              #10 divided by #9 must not exceed
     companies                                            $8,070,275        25% **                                    YES

11.  Underwriter(s) from whom the Fund
     purchased (attach a list of ALL syndicate                              Must not include Sub-Adviser
     members)                                        RBS SECURITIES INC.    affiliates ***                            YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the
     broker(s) named in #11? ****                            YES            Must be "Yes" or "N/A"                    YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                        /s/ Donna Nascimento
                        ---------------------------------------------
                        Donna  Nascimento,  Vice  President
                        J.P.  Morgan  Investment  Management,  Inc

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:    Transamerica JPMorgan Core Bond    Security Description:  PCAR (1.55%,September 29,2014)

Issuer:  PACCAR Financial Corp.             Offering Type: US Registered

                                                                                                                      IN COMPLIANCE
                 REQUIRED INFORMATION                         ANSWER                    APPLICABLE RESTRICTION           (YES/NO)
     ---------------------------------------------   ------------------------    ------------------------------------  -------------
 1.  Offering Date                                          09/26/2011           None                                       YES

 2.  Trade Date                                             09/26/2011           Must be the same as #1                     YES

 3.  Unit Price of Offering                                  $99.889             None                                       YES

 4.  Price Paid per Unit                                     $99.889             Must not exceed #3                         YES

 5.  Years of Issuer's Operations                          MORE THAN 3           Must be at least three years *             YES

 6.  Underwriting Type                                         FIRM              Must be firm                               YES

 7.  Underwriting Spread                                      0.20%              Sub-Adviser determination to be made       YES

 8.  Total Price paid by the Fund                            $496,448            None                                       YES

 9.  Total Size of Offering                                $399,556,000          None

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by
     the same Sub-Adviser for other investment                                   #10 divided by #9 must not exceed
     companies                                             $16,881,241           25% **                                     YES

11.  Underwriter(s) from whom the Fund
     purchased (attach a list of ALL syndicate                                   Must not include Sub-Adviser
     members)                                        CITIGROUP GLOBAL MARKETS    affiliates ***                             YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the
      broker(s) named in #11? ****                             YES               Must be "Yes" or "N/A"                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                        /s/ Donna Nascimento
                        ------------------------------------------
                        Donna Nascimento, Vice President
                        J.P. Morgan Investment Management, Inc

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:    Transamerica JPMorgan Core Bond    Security Description:  CTL (6.75%, December 1, 2021)

Issuer:  Qwest Corporation                  Offering Type: US Registered

                                                                                                                       IN COMPLIANCE
                REQUIRED INFORMATION                           ANSWER                   APPLICABLE RESTRICTION           (YES/NO)
     -------------------------------------------     -------------------------   -----------------------------------  --------------
 1.  Offering Date                                           09/27/2011          None                                      YES

 2.  Trade Date                                              09/27/2011          Must be the same as #1                    YES

 3.  Unit Price of Offering                                   $98.181            None                                      YES

 4.  Price Paid per Unit                                      $98.181            Must not exceed #3                        YES

 5.  Years of Issuer's Operations                           MORE THAN 3          Must be at least three years *            YES

 6.  Underwriting Type                                          FIRM             Must be firm                              YES

 7.  Underwriting Spread                                        0.65%            Sub-Adviser determination to be made      YES

 8.  Total Price paid by the Fund                            $1,272,426          None                                      YES

 9.  Total Size of Offering                                 $932,719,500         None

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by
     the same Sub-Adviser for other investment                                   #10 divided by #9 must not exceed
     companies                                              $ 16,578,844         25% **                                    YES

11.  Underwriter(s) from whom the Fund
     purchased (attach a list of ALL syndicate                                   Must not include Sub-Adviser
     members)                                         CITIGROUP GLOBAL MARKETS   affiliates ***                            YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the
      broker(s) named in #11? ****                              YES              Must be "Yes" or "N/A"                    YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                        /s/ Donna Nascimento
                        -----------------------------------------------
                        Donna  Nascimento,  Vice  President
                        J.P.  Morgan  Investment  Management,  Inc

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:    Transamerica JPMorgan Core Bond    Security Description:  TRICN (3.95%,September 30, 2021)

Issuer:  Thomson Reuters Corporation        Offering Type: US Registered

                                                                                                                       IN COMPLIANCE
                REQUIRED INFORMATION                           ANSWER                   APPLICABLE RESTRICTION            (YES/NO)
     -------------------------------------------     -------------------------   -----------------------------------  --------------
 1.  Offering Date                                           09/28/2011          None                                      YES

 2.  Trade Date                                              09/28/2011          Must be the same as #1                    YES

 3.  Unit Price of Offering                                   $99.576            None                                      YES

 4.  Price Paid per Unit                                      $99.576            Must not exceed #3                        YES

 5.  Years of Issuer's Operations                           MORE THAN 3          Must be at least three years *            YES

 6.  Underwriting Type                                          FIRM             Must be firm                              YES

 7.  Underwriting Spread                                        0.45%            Sub-Adviser determination to be made      YES

 8.  Total Price paid by the Fund                            $1,000,739          None                                      YES

 9.  Total Size of Offering                                 $348,516,000         None

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by
     the same Sub-Adviser for other investment                                   #10 divided by #9 must not exceed
     companies                                              $31,228,029          25% **                                    YES

11.  Underwriter(s) from whom the Fund
     purchased (attach a list of ALL syndicate                                   Must not include Sub-Adviser
     members)                                         DEUTSCHE BANK SECURITIES   affiliates ***                            YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the
     broker(s) named in #11? ****                               YES              Must be "Yes" or "N/A"                    YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                        /s/ Donna Nascimento
                        ---------------------------------------------
                        Donna  Nascimento,  Vice  President
                        J.P.  Morgan  Investment  Management,  Inc

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.